SUPPLEMENT DATED FEBRUARY 29, 1996 TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR LORD ABBETT TAX-FREE INCOME FUND, INC.






































This page, together with the Fortune Magazine article and The Bond Buyer article, constitutes the entire supplement dated February 29, 1996 to Lord Abbett Tax-Free Income Fund's current statement of additional information.

FEBRUARY 5, 1996
F  O  R  T  U  N  E
--------------------------------------------------------------------------------

                              TWO PROS ON WHERE
                              THE DOW IS HEADED

           Reprinted through the courtesy of the Editors of FORTUNE
                               (C)1996 Time Inc.

--------------------------------------------------------------------------------
PERSONAL FORTUNE
--------------------------------------------------------------------------------

TWO PROS ON WHERE THE DOW IS HEADED
--------------------------------------------------------------------------------

The new year had scarcely begun before a selloff in technology stocks led to a one-day 97-point tumble for the Dow. No wonder investors are left wondering whether the bull market has finally run its course. To help settle their jitters, we lassoed a pair of veteran Wall Streeters: the professorial Robert Farrell, Merrill Lynch's senior investment adviser, and value maven Wayne Nordberg, partner and senior portfolio manager at Lord Abbett. FORTUNE'S John Wyatt moderated the discussion as the two sat down together to debate the stock market's future course--and shared their wisdom on where bargains can still be found.

What do you make of the big drop, Wayne?

W.N.: We know the market is always a balancing act between fear and greed, and this correcting process is a normal phenomenon even in a bull market. There's no question that the speculative fervor that typified technology investing back in the summer represented a major mania where expectations got way out of line. We're now in the process of correcting that. The market also assumed that the path to a budget accord was going to be simpler than it has turned out to be.

        But I think this kind of short-term pessimism will lead to attractive prices that will encourage long-term investors to buy the fallen stocks. Personally, I wouldn't be unhappy to see the market sell off another 150 points or so in the days ahead. It would really clear the air.

So many indicators point to stretched equity valuations. Yet despite some recent jitters, investors keep buying. Bob, is this the fabled "new paradigm"?

R.F.: I have a favorite saying, which is that there are no new eras, only old eras that go to new excesses. So I don't think this is a new paradigm. We are in a mature secular cycle and setting all kinds of benchmarks. But whenever we've had a market like this in the past, it has eventually corrected.

        Even with this recent selloff, I don't think the alarm bells have rung. When you look at stocks in a general sense, it's still a bull market in decent health. Valuation measures don't tell you timing, all they tell you is degree of risk. We have to look at such things as money flows and interest rates to see whether we are now coming to a point where the upward trend will end. Interest rates are favorable; we still haven't seen money come in from foreigners; and though the individual is getting pretty well invested, as a percentage of total financial assets, investment by individuals is still below prior peaks.

        I think the indexes will go up this year, but there will be more volatility like what we are seeing--at least one, maybe two 5% to 10% corrections. It will he a stock picker's game, though I guess Wayne would say it's always a stock pickers market.

We know you agree on that point, Wayne. But give us the big-picture view, for now. Are your valuation models sounding any alarms?

W.N.: Not really. The key is the environment that equitites live in, which is still favorable. The conditions are comparable to the late Fifties and the early
Sixties: Inflation was 1.5%, Treasury bonds were yielding 4%, and the market traded between 15 and 22 times earnings for some seven years. Now equity valuations, at some 15 to 16 times earnings, offer fair value. We think stocks can return 10% to 12% overall in 1996 without becoming egregiously overpriced.

That's a bold statement. Explain?

W.N.: Even with profits peaking now, if we are right, long-term interest rates can stay at 6%, or maybe even drop to 5.75%, while short-term rates could come down another 50 basis points to 5% or less. Since stocks aren't valued in a vacuum, those low yields make equity--the security with the longest duration--relatively more attractive.

        Low inflation is the key to that interest rate outlook, and I think it can fall to 2.5% or even further. The demise of communism is one of the most deflationary forces to be unleashed on the world in decades, basically freeing up some two billion people who want to be part of the free-market system, and keeping the potential for wage hikes in the U.S., Europe, and Japan next to nil.

        I also think the market last year was only belatedly recognizing and catching up with some improved fundamentals that had been under the surface for some time. American industry has been restructuring for ten years. We have totally superseded the Japanese in terms of technological leadership. There is a culture of cost cutting that is central to U.S. management today. That bodes well for our ongoing competitiveness.

Okay, let's focus in. Where would you invest now, Bob?

R.F.: For the past 18 months, large-cap stocks have been the more consistent performers, but I expect small caps to regain the lead as they did from 1990 to 1993. The market always sets us up for something, and I don't want to base my philosophy on what worked last year.

        The problem is that the money has moved toward the big stocks, much of it to the consumer staples, which are the international franchise companies. But I think these companies may be negatively affected by the slowdowns abroad and by a stronger dollar. On a relative basis, the small-cap stocks are better values, and I think a capital gains tax cut might trigger an upward move. The bigger potential profit taking will be in the large stocks.

Wayne, which sectors will be gaining, and which will lose?

W.N.: Well, I agree completely with Bob that the nice tail-wind U.S. multinationals got from a weak dollar and from faster growth overseas is coming to an end. I think one of 1996's big surprises will be the strength of the dollar, so we are fairly skeptical of the stocks of consumer companies that generate a large part of their earnings overseas.

        Even though financial stocks have done well, they still sell at just two-thirds the market multiple, with dividend yields that are some 50% higher than the market, and show earnings growth of anywhere from 8% to 12% as a class. The industry is also in a dynamic state of consolidation. Among the ones we like are BankAmerica, Cigna, and California S&Ls such as Great Western Financial.

No mention of technology? Bob, have those stocks fallen from their pedestal?

R.F.: I think we will see technology stocks do well again in 1996. But we are in a sorting-out process now, which means there'll be fewer standouts. I like the computer service companies that are benefiting from out-sourcing. Fiserv, SunGard Data Systems, Paychex, and others provide special services for different industries. As corporations focus on core businesses, they farm out data-processing tasks. We estimate the total value of these contracts is ballooning from $20 billion last year to $27 billion or so this year.

W.N.: That makes sense to us too. EDS [listed as GME] is one of our largest holdings, and we agree, the outlook for that company, particularly now that it is going to be spun off from GM, is outstanding. To give you some idea of the scale of business opportunities here, when GM bought EDS ten years ago it paid $2 billion. Today, EDS is bidding for a $3 billion, ten-year contract to outsource J.P. Morgan's computer business.

Wayne, you also own AT&T. Will the spinoff pay dividends?

W.N.: The spinoff enhances the story. There's no question that when AT&T, the long-distance company, is competing with the RBOCs [regional Bell operating companies] and telephone companies all around the world, and at the same time AT&T, the big equipment maker, is trying to sell to these same companies, you have a major conflict of interest. So the move is very rational. We're not sure how the computer business will fare, but long distance and equipment will clearly benefit from independence.

Bob, you're keen on natural resources companies. How do the energy stocks stack up?

R.F.: There's much debate about where oil and natural gas prices are going, but I think we'll see prices edge higher as global demand rises. I've been quite bullish on the oil drillers and service companies in particular. Drilling-rig rates have been on the floor since 1986. Some 800 rigs operate now, down from over 4,000 in 1980.1 like Smith International and Weatherford International, both of which are cutting costs, improving efficiency, and adding new technologies. I'd play them first, then the producers.

Thank you both.

   Investing in the

LORD ABBETT

       Family of Funds

GROWTH
--------------------------------------------------------------------------------
                                                                          INCOME
--------------------------------------------------------------------------------
GROWTH FUNDS

Developing Growth Fund
Value Appreciation Fund
Global Fund-Equity Series
--------------------------------------------------------------------------------
GROWTH & INCOME FUNDS

Affiliated Fund
Fundamental Value Fund
--------------------------------------------------------------------------------
BALANCED FUND

Investment Trust-Balanced Series
--------------------------------------------------------------------------------
INCOME FUNDS

U.S. Government Securities Fund*
Bond-Debenture Fund
Global Fund-Income Series
Investment Trust-Limited Duration U.S. Government Securities Series*
--------------------------------------------------------------------------------
TAX-FREE INCOME FUNDS

 . National
 . California
 . Connecticut
 . Florida
 . Georgia
 . Hawaii
 . Michigan
 . Minnesota
 . Missouri
 . New Jersey
 . New York
 . Pennsylvania
 . Texas
 . Washington
--------------------------------------------------------------------------------
MONEY MARKET FUND

U.S. Government Securities Money Market Fund+
--------------------------------------------------------------------------------

FINDING THE RIGHT MUTUAL FUND CAN BE CONFUSING. AT LORD, ABBETT & CO., WE BELIEVE YOUR FINANCIAL ADVISER PROVIDES VALUE IN HELPING YOU IDENTIFY AND UNDERSTAND YOUR INVESTMENT OBJECTIVES AND, ULTIMATELY, OFFERING FUND RECOMMENDATIONS SUITABLE FOR YOUR INDIVIDUAL NEEDS.

A current prospectus containing more complete information about any of the portfolios listed above (including charges, expenses and any fees waived and/or expenses assumed by Lord, Abbett & Co.), may be obtained by calling your financial adviser or Lord, Abbett & Co. at 800-874-3733. An investor should read the prospectus carefully before investing.

WHEN YOU INVEST IN A FAMILY OF FUNDS, YOU BENEFIT FROM:

DIVERSIFICATION. You and your financial adviser can diversify your investments between equity and income funds.

FLEXIBILITY. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 25 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ An investment in this Fund is neither insured nor guaranteed by the U.S.
  Government and there can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

The information contained in this article with respect to Lord, Abbett & Co's positions regarding the stock market and related matters is based upon information which has been compiled from sources believed to be reliable; but Lord, Abbett & Co. makes no representation as to the accuracy or completeness of, and assumes no responsibility for any action or omission to act in reliance on, such information. Each Lord Abbett portfolio is managed continuously and such holdings are subject to change. Any mention in this article of a specific issuer's stock held by any Lord Abbett-managed fund is as of year-end 1995 and, in the ordinary course of managing a fund, such position(s) will change.

[LOGO] LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing

The GM Building . 767 Fifth Avenue . New York, NY  10153-0203        LAFR-40-296
                                                                          (2/96)

                                Reprinted from
                                --------------

                                THE BOND BUYER

              ---- THE DAILY NEWSPAPER OF MUNICIPAL FINANCE ----

--------------------------------------------------------------------------------
                           Monday, December 18, 1995
--------------------------------------------------------------------------------

PORTFOLIO MANAGER PROFILE

Long-Maturity, Cushion Bonds' Disfavor Doesn't Faze Fund
By Elizabeth Roy

Other investors may be rejecting long-maturity and cushion bonds -- but that has only made them more attractive to Lord, Abbett & Co., said John Mousseau, manager of the company's $651 million Tax-Free Income Fund National Series, and Zane Brown, the firm's head of fixed income.

        Long-maturity bonds have fallen victim to uncertainty about tax reform, Mousseau and Brown said. And cushion bonds are out of favor both because of their high price and because many investors, convinced that the rally will continue, want discounts instead.

        But long-maturity and cushion bonds meet Lord's requirement of high liquidity, essential to the company's total-return approach to investing, Mousseau and Brown explained.

        The fact that their prices have come down to attract buyers only recommends them more, they said.

        No matter what tax reform proposal ultimately becomes law, investors can profit from buying long-maturity municipals at current levels, especially because any changes are unlikely to occur within the next few years, Mousseau and Brown said.

        Because the yield ratio between municipals and the 30-year Treasury bond is over 90%, Mousseau said: "We feel that this has really been an opportunity to buy municipal yields on a relative basis that you normally would not be able to buy them at."

Five Months of Consternation

As wonderful as municipals' relative value is, it has actually been available for going on five months -- "a time period much longer than other periods of consternation that have been driven my tax reform." Mousseau said.

        Mousseau and Brown acknowledge that support for tax reform is widespread. But, they said, even if a flat tax that exempts all unearned income from taxation is enacted, municipals would emerge unscathed.

        "At the levels that municipals are at now, they would offer good value even if that worst possible case happens." Mousseau said.

        Assuming that that scenario would include elimination of the mortgage interest deduction and lower rates overall, interest rates would drop substantially, Mousseau said.

        In that case municipals would not rally as much as Treasuries, but they would rally nonetheless, they said.

        More to the point, however, Mousseau and Brown said, the worst case scenario is unlikely to become law -- in which case investors who bought municipals during this period of uncertainty will be glad.

        "If no tax reform winds up being passed, or a much more modified version of those [plans] being proposed, you could see municipal bonds return to a more traditional percentage of Treasuries than they've been in past years,"
Mousseau said.

        In any case, the tax code is unlikely to undergo any major changes in the near term, Mousseau and Brown say.

        In the meantime, Mousseau said: "People are enjoying tax-exempt income at levels that, on a taxable equivalent basis, are pretty hard to believe."

Waiting for Prerefundings

        Cushion bonds fit Mousseau and Brown's approach to the market because of the high returns they can offer regardless of the direction of interest rates, and

                             [PHOTO ZANE E. BROWN]

                          'The portfolio you put in
                       place today is probably not the
                            best portfolio for the
                         environment that's likely to
                         exist six months from now,'
                              says Zane Brown of
                                 Lord Abbett.

                            INVESTORS & INVESTING
--------------------------------------------------------------------------------

because investor unwillingness to pay high dollar prices has cheapened the bonds.

        "We like cushion bonds a lot," Mousseau said. "We like to buy bonds that have a good chance of being prerefunded in an environment of lower interest rates" -- and thus undergoing capital appreciation. Some of the fund's holdings have seen this happen in recent weeks, he added.

        By the same token, Mousseau said "Buying a more or less defensive-type instrument provides good income."

        Cushion bonds have been particularly attractive because other investors have disdained them, preferring discount bonds instead, Mousseau said.

        "Even in the last month and a half, the emphasis has been on discount bonds," he said.

        "Up until the last couple of days, you saw discount bonds getting bids 15 to 20 basis points or more through current coupon bonds. That tells you that current coupon bonds probably offer you some attractive levels.

        "That's where we see value regardless of what interest rates are doing," Mousseau said.

THE IMPORTANCE OF BEING LIQUID

        Because Lord Abbett takes a total return approach to investing, liquidity is paramount, Brown explained. To preserve liquidity, the fund buys high quality, avoids the 10- to 20-year maturity segment of the yield curve, and prefers revenue to general obligation bonds, he said.

        All the fund's holdings are investment grade, and among them, triple-B rated bonds are rare, Brown said.

        As for maturity, the fund avoids the 10 to 20-year segment because, dominated by property and casualty insurance companies, "value and price movement in that area is frequently a function of [those companies'] willingness to buy or sell securities and less a function of the direction of interest rates and what's going on the economy," Brown said.

        In other words, he said, liquidity also means predictability, and the intermediate-maturity sector lacks that.

        To balance the volatility of its long maturity holdings, Brown said, the fund also invests in the five- to 10-year portion of the curve.

        More than 70% of the portfolio comprises revenue bonds, while general obligation debt makes up less than 6%, Mousseau said.

        The managers prefer revenue over general obligation bonds because revenue bonds are less susceptible to "tax backlash," Brown said.

        Revenue bonds, he said, fulfill the wish for "an identifiable revenue stream that we can rely on despite what hap-


--------------------------------------------------------------------------------
LORD ABBETT TAX-FREE INCOME FUND
NATIONAL SERIES
Total assets:  $651 million

                                      Allocation by credit quality
                                      ------------------------------------------

[PIE CHART APPEARS HERE]              Percentage of portfolio
                                      on Sept. 30:

                                      Triple-A              64.7%
                                      Double-A              22.3
                                      Single-A               5.7
                                      Triple-B               7.4


                                      Allocation by sector
                                      ------------------------------------------

[PIE CHART APPEARS HERE]              Percentage of portfolio
                                      on Sept. 30:

                                      Prerefunded           21.4%
                                      General obligation     5.8
                                      Water and sewer       11.0
                                      Health                10.3
                                      Transportation         8.9
                                      Power                  8.6
                                      Other                 34.0

Top holdings as of Sept. 30
--------------------------------------------------------------------------------
Issue                                                           per value

Metropolitan Nashville Water and Sewer RIBs
  (inverse floaters) 8.013s of 2022                           $22.0 million

Rochester, Minn., Mayo Health/Link 6.02s of 2015              $19.8 million

Piedmont, S.C., Municipal Power/AMBAC insured,
  prerefunded 9.25s of 2019                                   $15.0 million

Capital Region, Va., Airport revenue AMBAC insured
  8.125s of 2014                                              $14.1 million

New York City Water/Sewer RIBs (inverse floaters)             $13.9 million
--------------------------------------------------------------------------------
                                                            Source:  Lord Abbett
pened in Orange County and those kinds of situations."

        Most of the fund's revenue bonds are essential service bonds, including water and sewer, power, transportation and other infrastructure issues, Mousseau said.

        Mousseau has avoided uninsured solid waste bonds due to the politics currently surrounding them.

        "When the market is being driven by politics and not by economics, those are the kind of markets I'd rather steer clear of," he said.

        In addition to offering higher yields, revenue bonds also deliver better price performance than general obligation bonds, Mousseau added.

Avoiding Distorted Markets

        With general obligation bonds, he said, "you get into very distorted markets, because a larger section of issuance tends to be revenue bonds."

        In such "sloppy markets" as last year's, Mousseau said, yield spreads between general obligation and revenue bonds widen even further.

        Then, when the market rallies again, as it has this year, revenue bonds are generally the first to be prerefunded.

        "That also adds a good capital gains aspect to what we're trying to do in terms of total return," Mousseau said.

        The managers seeks coupon income to the extent possible, Brown said. But, he added, "we will not compromise total return to pursue an exclusive high level of income."

        By investing for total return, investors can make the most of constantly shifting market conditions, Brown explained.

        A total return approach flies in the face of traditional wisdom, he conceded.

        "Most people grow up thinking that bonds have a coupon attached to them, and that's why you should buy bonds," he said.

        But, Brown continued: "If you start managing bonds, you quickly realize that just like stocks, the portfolio you put in place today is probably not the best portfolio for the environment that existed six months ago or the environment that's likely to exist six months from now."

Looking Ahead

        Mousseau said he asks himself: "Do I own the best bond values that I recognize, and are these going to be the best bond values going forward into a market that I envision?"

        For example, Mousseau said, investors could have bought housing bonds with 7.5% coupons at par when the market bottomed out at the end of last year. At the time most other revenue bonds offered only 7%.

        Now these bonds are worth as much as 106.

        Similarly, a typical call-protected bond bought at par a year ago might now be worth 115, he said.

        Investing for total return, Mousseau said, "is being able to recognize junctures where bonds are overpriced or underpriced.

        "It doesn't necessarily mean you're an active trader, but it means you're an active thinker," he added.

The Fund's portfolio is managed continuously and its holdings are subject to change. As of 9/30/95, each of the top five holdings (listed in the article) represented the following percentage of the Fund's total net assets:
Metropolitan Nashville Water and Sewer, 3.43%; Rochester, Minn. Mayo Health, 3.05%; Piedmont, S.C. Municipal Power, 2.40%; Capital Region, VA Airport, 2.62%; and New York City Water/Sewer, 1.90%. For more information about Lord Abbett Tax-Free Income Fund-National Series, please call 800-874-3733 for a prospectus which contains more complete information about the Fund's charges and expenses. You should read the prospectus carefully before investing.

--------------------------------------------------------------------------------
                                 JOHN MOUSSEAU
                              Lord, Abbett & Co.
--------------------------------------------------------------------------------

Position:          Director of municipal bond management

Time in job:       Two and a half years

Previous position: Director of municipal bond portfolio analysis and review,
                   Shearson Lehman Brothers

Education:         BA, Georgetown University; MA in economics, Brown University

Age:               39

Home:              Maplewood, N.J.

Family:            Married with three children


--------------------------------------------------------------------------------
                                  ZANE BROWN
                              Lord, Abbett & Co.
--------------------------------------------------------------------------------

Position:          Director of fixed income

T1me in job:       Four years

Previous position: Executive vice president in charge of fixed income at
                   Equitable Capital Management Corp.

Education:         MBA, Colorado State; BA in management and marketing, Clarion
                   University, Pa.

Age:               44

Home:              Mountain Lakes, N.J.

Family:            Married with one child

LORD ABBETT'S TAX-FREE PORTFOLIOS
--------------------------------------------------------------------------------
Lord Abbett has been investing money for clients since 1929 and currently manages over $2 billion in tax-free portfolios. We offer the following municipal bond funds:

     National, California, Connecticut, Florida, Georgia, Hawaii, Michigan,
      Minnesota, Missouri, New Jersey, New York, Pennsylvania, Texas and
                                  Washington

A portion of income derived from these portfolios may be subject to the alternative minimum tax. For each portfolio, any capital gains realized would be subject to the usual taxes.

                              [MAP APPEARS HERE]

A current prospectus containing more complete information about any of the portfolios listed above (including charges, expenses and any fees waived and/or expenses assumed by Lord, Abbett & Co.), may be obtained by calling your financial adviser or Lord, Abbett & Co. at 800-874-3733. An investor should read the prospectus carefully before investing.

                              LORD, ABBETT & CO.
                             Investment Management
                                The GM Building
                  767 Fifth Avenue . New York, NY 10153-0203
                                 800-426-1130